UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

TOUGHBUILT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25371 Commercentre Drive, Suite 200

Lake Forest, CA

(Address of principal executive offices)

92630

(Zip code)

(949) 528-3100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

[  ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock	TBLT	NASDAQ CAPITAL MARKET
Class A Units	TBLTU	NASDAQ CAPITAL MARKET
Series A Warrants	TBLTW	NASDAQ CAPITAL MARKET

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2019, ToughBuilt Industries, Inc., a Nevada corporation (the “Company”), held an annual meeting of shareholders (the “Meeting”). At the Meeting, the Company’s stockholders voted as follows on the following proposals:

(i) Election of directors:

Name	Votes For	Votes Against	Abstentions
Michael Panosian	6,147,375	-	252,463
Robert Faught	6,062,503	-	337,335
Frederick D. Furry	6,066,028	-	338,810
Paul Galvin	6,051,927	-	347,911
Joshua Keeler	6,152,153	-	247,685

(ii) Increase in Authorized Shares of Common Stock:

Votes For	Votes Against	Abstentions
8,256,907	3,659,924	60,108

(iii) The authorization of the Board, without further action of the stockholders, to amend the Articles of Incorporation to implement a reverse stock split of our capital stock, at a ratio within the range of 1-for-2 to 1-for-10:

Votes For	Votes Against	Abstentions
8,826,357	3,098,905	51,675

(iv) To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d):

Votes For	Votes Against	Abstentions
5,131,183	1,235,086	26,569

(v) To approve any change of control in non-public offerings following approval of proposal 4:

Votes For	Votes Against	Abstentions
5,135,153	1,161,527	103,158

(vi) To approve amendments to the Company’s 2018 Equity Incentive Plan:

Votes For	Votes Against	Abstentions
5,273,028	1,064,678	62,132

(vii) The ratification of the appointment of Marcum, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019. The appointment was ratified, and the votes were cast as follows:

Votes For	Votes Against	Abstentions
11,557,951	275,471	319,914

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: June 13, 2019	By:	/s/ Michael Panosian
	Name:	Michael Panosian
	Title:	Chief Executive Officer and President